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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:     09-Nov-99
Remittance Date:        15-Nov-99
Month End Date:         31-Oct-99

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
(a)  Class I A Distribution Amount                                                                                  7,137,411.62
(b)  Class I A Distribution Principal                                                                               4,694,086.57
         Scheduled Payments of Principal                                                  595,117.71
         Partial Prepayments                                                              359,074.13
         Scheduled Principal Balance Principal Prepayment in Full                       1,742,905.65
         Scheduled Principal Balance Liquidated Contracts                               1,996,989.08
         Scheduled Principal Balance Repurchases                                                0.00

(c)  Class I A Interest Distribution                                                                                2,443,325.05
     Class I A Interest Shortfall                                                                                           0.00

(d)  Class I A Remaining Certificate Balance                                                                      437,203,434.95
     Class II A Remaining Certificate Balance                                                                     221,805,030.74

(e)  Class II A Distribution Amount                                                                                 3,503,318.08
(f)  Class II A Distribution Principal Principal                                                                    2,349,769.22
         Scheduled Payments of Principal                                                  222,465.58
         Partial Prepayments                                                              166,012.74
         Scheduled Principal Balance Principal Prepayment in Full                       1,269,794.56
         Scheduled Principal Balance Liquidated Contracts                                 691,496.34
         Scheduled Principal Balance Repurchases                                                0.00

(g)  Class II A Interest Distribution                                                                               1,153,548.86
     Class II A Interest Shortfall                                                                                          0.00

(h)  Class I A Pass Through Rate                                                                                        6.635000%
     Class II A Pass Through Rate                                                                                       5.976250%

(i)  Monthly Servicing Fee Class I A                                                                                  368,247.93
     Monthly Servicing Fee Class II A                                                                                 186,795.67

(j)  Delinquency                                                                      # of Contracts               Prin. Balance
                                                                                      --------------               -------------
         a)  One Monthly Payment Delinquent                                                      374               13,733,596.20
         b)  Two Monthly Payments                                                                 83                3,118,482.57
         c)  Three or more Monthly Payments                                                      121                5,599,001.04
                                                                                                 578               22,451,079.81

(k)  Repurchased Contracts                                                            # of Contracts            Repurchase Price
                                                                                      --------------            ----------------
     (see attached)                       Total Repurchases                                        0                        0.00

(l)  Repossessions or Foreclosures                                                        Number                 Actual Balance
                                                                                      --------------            ----------------
                                          BOP Repossessions                                     221              $  8,217,994.62
                                          Plus Repossessions this Month                          95                 3,233,170.59
                                          Less Liquidations                                     (88)               (2,732,623.11)
                                          EOP Repossessions                                     228              $  8,718,542.10

(m)  Group I Enhancement Payment                                                                                            0.00
     Group II Enhancement Payment                                                                                           0.00

(n)  Monthly Advance Group I                                                                                          492,029.37
     Outstanding Amount Advanced Group I                                                                              883,214.86
     Monthly Advance Group II                                                                                         197,107.50
     Outstanding Amount Advanced Group II                                                                             424,573.98

(o)  Group I Deposit to Special Account/(Group I Withdrawal from Special Account)                                           0.00
     Group II Deposit to Special Account/(Group II Withdrawal from Special Account)                                         0.00

(p)  Amount Distributed to Class R Certificateholders                                                                       0.00

(q)  Net Weighted Average Contract Rate Group I                                                                             9.46%
     Net Weighted Average Contract Rate Group II                                                                            9.04%

(r)  Group I Pool Principal Balance percentage                                                                         91.470116%
     Group II Pool Principal Balance percentage                                                                        88.811244%

(s)  Aggregate Deficiency Amounts                                                                                           0.00
     Servicer Deficiency Amounts received                                                                                   0.00

(t)  Net Funds Carryover Amount paid to Class II A Certificateholders                                                       0.00
     Net Funds Carryover Amount remaining                                                                                   0.00

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